EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FullCircle Registry, Inc., a Nevada corporation, on Form 10-Q for the period ended September 30, 2011, as filed with the Securities and Exchange Commission (the “Report”), I, Norman L. Frohreich, Chief Executive Officer and principal financial officer of FullCircle Registry, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FullCircle Registry, Inc., as of and for the period covered by the report.

Date: November 9, 2011	/s/ Norman L. Frohreich
Norman L. Frohreich
Chief Executive Officer, and
Chief Financial Officer